                                     $400,000,000

                             WASHINGTON MUTUAL CAPITAL I

                 __% SUBORDINATED CAPITAL INCOME SECURITIES (SKIS-SM-)

                                UNDERWRITING AGREEMENT

                                                                    May __, 1997

LEHMAN BROTHERS INC.,
As Representative of the several
  Underwriters named in Schedule 1
Three World Financial Center
New York, New York 10285

Dear Sirs:

         Washington Mutual Capital I, a Delaware statutory business trust (the "Trust") and Washington Mutual, Inc., a Washington corporation (the "Company")
propose to issue and sell an aggregate of $       million of    % Subordinated
Capital Income Securities (the "Capital Securities"), liquidation preference $1,000 per Capital Security, of the Trust, guaranteed (the "Guarantee" and, together with the Capital Securities and the Junior Subordinated Debentures referred to below, the "Securities") by the Company pursuant to the Guarantee Agreement (the "Guarantee Agreement") to be entered into between the Company and The Bank of New York (the "Guarantee Trustee"), the form of which has been filed as an exhibit to the Registration Statements (as defined below). The Company will be the owner of all of the beneficial ownership interests represented by the common securities (the "Common Securities") of the Trust. Concurrently with the issuance of the Securities and the Company's purchase of all of the Common
Securities, the Trust will invest the proceeds of each thereof in   % Junior
Subordinated Debentures (the "Junior Subordinated Debentures") issued by the Company. The Junior Subordinated Debentures are to be issued pursuant to an Indenture (the "Indenture") to be entered into between the Company and The Bank of New York (the "Indenture Trustee"), the form of which has been filed as an exhibit to the Registration Statements. This is to confirm the agreement concerning the purchase of the Capital Securities from the Trust by the Underwriters named in Schedule 1 hereto (the "Underwriters").

         1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY AND THE TRUST. The Company and the Trust, jointly and severally, represent, warrant and agree that:

         (a) A registration statement on Form S-3, and any amendments thereto, with respect to the Securities has (i) been prepared by the Company and the Trust in conformity with the requirements of the Securities Act of 1933 (the "Securities Act") and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act; and a second registration statement on Form S-3 with respect to the Securities (i) may also be prepared


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                                                                               2





    by the Company and the Trust in conformity with the requirements of the Securities Act and the Rules and Regulations and (ii) if so prepared, will be filed with the Commission under the Securities Act pursuant to Rule 462(b) of the Rules and Regulations on the date hereof; and the Indenture and the Guarantee have been qualified under the Trust Indenture Act of 1939 (the "Trust Indenture Act"). Copies of the first such registration statement, together with the form of any such second registration statement, have been delivered by the Company and the Trust to you as the representative (the "Representative") of the Underwriters. As used in this Agreement, "Effective Time" means (i) with respect to the first such registration statement, the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission and (ii) with respect to any second registration statement, the date and time as of which such second registration statement is filed with the Commission, and "Effective Times" is the collective reference to both Effective Times; "Effective Date" means
    (i) with respect to the first such registration statement, the date of the Effective Time of such registration statement and (ii) with respect to any second registration statement, the date of the Effective Time of such second registration statement, and "Effective Dates" is the collective reference to both Effective Dates; "Preliminary Prospectus" means each prospectus included in any such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company and the Trust with the consent of the Representative pursuant to Rule 424(a) of the Rules and Regulations; "Primary Registration Statement" means the first registration statement referred to in this Section 1(a), as amended at its Effective Time, "Rule 462(b) Registration Statement" means the second registration statement, if any, referred to in this Section 1(a), as filed with the Commission, and "Registration Statements" means both the Primary Registration Statement and any Rule 462(b) Registration Statement, including in each case any documents incorporated by reference therein at such time and all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in accordance with Section 5(a) hereof and deemed to be a part of the Registration Statements as of the Effective Time of the Primary Registration Statement pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means such final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Rules and Regulations. Reference made herein to any Preliminary Prospectus or to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934 (the "Exchange Act") after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to either of the Registration Statements shall be deemed to include any annual report of the Company filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statements. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.


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                                                                               3

         (b) The Primary Registration Statement conforms (and the Rule 462(b) Registration Statement, if any, the Prospectus and any further amendments or supplements to the Registration Statements or the Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform) in all respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statements and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED that no representation or warranty is made as to information contained in or omitted from the Registration Statements or the Prospectus in reliance upon and in conformity with written information furnished to the Company and the Trust through the Representative by or on behalf of any Underwriter specifically for inclusion therein; and the Indenture and the Guarantee conform in all material respects to the requirements of the Trust Indenture Act and the applicable rules and regulations thereunder.

         (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

         (d) The Company and each of Washington Mutual Bank, American
    Savings Bank, N.A. Capital Holdings, Inc., New American Capital, Inc. and New American Holdings, Inc. have been duly incorporated and are validly existing as corporations or depository institutions in good standing under the laws of their respective jurisdictions of incorporation are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification other than where such failures would not, either individually or in the aggregate, have a material adverse effect on the business, financial condition, operating results or prospects of the Company and its subsidiaries taken as a whole, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged; and none of the subsidiaries of the Company (other than Washington Mutual Bank, American Savings Bank, N.A. Capital
    Holdings, Inc., New American Capital, Inc. and New American Holdings, Inc. (collectively, the "Significant Subsidiaries")) is a "significant subsidiary", as such term is defined in Rule 405 of the Rules and Regulations.


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                                                                               4

         (e) The Company has been duly registered as a savings and loan holding company under the applicable provisions of the Home Owners' Loan Act; the Company and each of its Significant Subsidiaries are in compliance in all material respects with all laws administered by and regulations of the Federal Deposit Insurance Corporation (the "FDIC"), the Office of Thrift Supervision and any other federal or state bank regulatory authority (the "Bank Regulatory Authorities") with jurisdiction over the Company or any of its subsidiaries, other than where such failures to comply would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; and neither the Company nor any of its Significant Subsidiaries or Washington Mutual Bank fsb is a party to any written agreement or memorandum of understanding with, or a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or is a recipient of any extraordinary supervisory letter from, or has adopted any board resolutions at the request of, any Bank Regulatory Authority which restricts materially the conduct of its business, or in any manner relates to its capital adequacy, its credit policies or its management, nor have any of them been advised by any Bank Regulatory Authority that it is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, decree, agreement, memorandum of understanding, extraordinary supervisory letter, commitment letter or similar submission, or any such board resolutions.

         (f) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock of each Significant Subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

         (g) The Capital Securities and the Common Securities have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable; and the Capital Securities and the Common Securities, when issued and delivered, will conform in all material respects to the descriptions thereof contained in the Prospectus.

         (h) The Indenture has been duly authorized, and when duly executed by the proper officers of the Company (assuming due execution and delivery by the Indenture Trustee) and delivered by the Company will constitute a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Junior Subordinated Debentures have been duly authorized, and, when duly executed, authenticated, issued and delivered as contemplated in the Indenture, will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance,


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                                                                               5

    reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Junior Subordinated Debentures, when issued and delivered, will conform in all material respects to the description thereof contained in the Prospectus.

         (i) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Business Trust Act of the State of Delaware (the "Delaware Business Trust Act") with the trust power and authority to own property and conduct its business as described in the Prospectus, and has conducted and will conduct no business other than the transactions contemplated by this Agreement as described in the Prospectus; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Amended and Restated Declaration of Trust (the "Declaration") among the Company, The Bank of New York, as property trustee (the "Property Trustee"), The Bank of New York (Delaware), as Delaware trustee (the "Delaware Trustee") and the individuals named therein as the Regular Trustees (the "Regular Trustees", and together with the Property Trustee and the Delaware Trustees, the "Trustees"), and the agreements and instruments contemplated by the Declaration and described in the Prospectus; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the agreements and instruments contemplated by the Declaration and described in the Prospectus; and the Trust is not a party to or subject to any action, suit or proceeding of any nature.

         (j) The Declaration has been duly authorized by the Company and, when duly executed and delivered by the Company and the Trustees, will be a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the rights of creditors generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and will conform in all material respects to the description thereof contained in the Prospectus. Each of the Regular Trustees is an employee of the Company and has been duly authorized by the Company to serve in such capacity and to execute and deliver the Declaration.

         (k) The Guarantee Agreement has been duly authorized and, when duly executed and delivered by the proper officers of the Company and the Guarantee Trustee, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Guarantee Agreement, when executed and delivered, will conform in all material respects to the description thereof contained in the Prospectus.

         (l) This Agreement has been duly authorized, executed and delivered by each of the Company and the Trust.


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                                                                               6


         (m) The execution, delivery and performance of this Agreement, the Declaration, the Guarantee Agreement, the Indenture and the Junior Subordinated Debentures by the Company and the Trust, as applicable, and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound or to which any of the properties or assets of the Company or any of its Significant Subsidiaries is subject and will not violate or conflict with any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets or court, except for such conflict, breach, violations or defaults as would not, either individually or in the aggregate, have a material adverse effect on the business, financial condition, operating results or prospects of the Company and its subsidiaries taken as a whole, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its Significant Subsidiaries; and except for the registration of the Securities under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Capital Securities by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Declaration, the Guarantee Agreement, the Indenture or the Junior Subordinated Securities or the consummation of the transactions contemplated herein and therein, including the issuance of the Common Securities and the Capital Securities by the Trust and the purchase of the Junior Subordinated Debentures by the Trust from the Company.

         (n) There are no contracts, agreements or understandings between the Company or any of its subsidiaries or the Trust and any person granting such person the right to require the Company or the Trust to file a registration statement under the Securities Act with respect to any securities of the Company or the Trust owned or to be owned by such person or to require the Company or the Trust to include such securities in the securities registered pursuant to the Registration Statements.

         (o) Neither the Company nor any of its Significant Subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus.


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                                                                               7

         (p) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statements or included or incorporated by reference in the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved; the pro forma financial information included in the Prospectus has been prepared in accordance with the requirements of Regulation S-X promulgated by the Commission and contains all adjustments necessary for a fair presentation of the information set forth therein; and the information contained in the Prospectus that constitutes "forward-looking statements" within the meaning of Section 21E(i)(1) of the Exchange Act has been prepared on the basis of the Company's best current judgments and estimations as to future operating plans and results.

         (q) Deloitte & Touche, LLP, who have certified certain financial statements of the Company, whose report appears in the Prospectus or is incorporated by reference therein and who have delivered the initial letter referred to in Section 7(e) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations.

         (r) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or asset of the Company or any of its subsidiaries is the subject which could reasonably be expected to have a material adverse effect on the consolidated financial position, results of operations, business or prospects of the Company and its subsidiaries taken as a whole; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

         (s) The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

         (t) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to either of the Registration Statements by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to either of the Registration Statements or incorporated therein by reference as permitted by the Rules and Regulations.

         (u) Neither the Company nor any of its Significant Subsidiaries (i) is in violation of its charter or by-laws, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its properties or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other


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                                                                               8

    governmental authorization or permit necessary to the ownership of its properties or assets or to the conduct of its business.

         (v) Neither the Trust, the Company nor any subsidiary will be required to register as an "investment company" within the meaning of such term under the Investment Company Act of 1940 (the "Investment Company Act") and the rules and regulations of the Commission thereunder as a result of the consummation of the transactions contemplated by this Agreement, the Declaration, the Indenture, the Junior Subordinated Debentures or the Guarantee Agreement.

         2. PURCHASE OF THE CAPITAL SECURITIES BY THE UNDERWRITERS. The Trust and the Company hereby agree to sell to the several Underwriters, and each Underwriter, upon the basis of the representations, warranties and agreements herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Trust, the respective liquidation amount of Capital Securities set forth in Schedule 1 hereto opposite
their names at a purchase price of      % of the liquidation amount thereof.

         As compensation to the Underwriters for their commitments hereunder,
the Company agrees to pay the Underwriters a commission of     % of the
liquidation amount of the Capital Securities set forth in Schedule 1 opposite each Underwriter's name.

         3. OFFERING OF CAPITAL SECURITIES BY THE UNDERWRITERS. Upon authorization by the Representative of the release of the Capital Securities, the several Underwriters propose to offer the Capital Securities for sale upon the terms and conditions set forth in the Prospectus; PROVIDED, HOWEVER, that no Capital Securities registered pursuant to the Rule 462(b) Registration Statement, if any, shall be offered prior to the Effective Time thereof.

         4. DELIVERY OF AND PAYMENT FOR THE STOCK. Delivery of and payment for the Capital Securities shall be made at the office of Simpson Thacher & Bartlett at 425 Lexington Avenue, New York, New York at 10:00 A.M., New York City time, on the [third] [fourth] full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representative, the Trust and the Company. This date and time are sometimes referred to as the "Closing Date". On the Closing Date, the Trust shall deliver or cause to be delivered to the Representative for the account of each Underwriter against payment to or upon the order of the Trust of the purchase price in Federal or other funds immediately available in New York City, the Capital Securities in the form of one or more permanent global securities in definitive form (the "Global Securities") deposited with the Property Trustee as custodian for the Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent Global Securities will be held only in book-entry form through DTC. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. On the Closing Date, the Company will pay, or cause to be paid, the commission payable on the Closing Date to the Underwriters under the last paragraph of Section 2 in Federal or other funds immediately available in New York City.

         5.  FURTHER AGREEMENTS OF THE COMPANY.  The Company agrees:

              (a) To prepare the Rule 462(b) Registration Statement, if necessary, in a form approved by the Representative and to file such Rule 462(b) Registration Statement with the Commission on the date hereof; to prepare the Prospectus in a form approved by the Representative and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than 10:00 A.M., New York City time, on the day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statements or to the Prospectus prior to the Closing Date except as permitted herein; to advise the Representative, promptly after it receives notice thereof, of the time when any amendment to either Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representative with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; to advise the Representative, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statements or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

              (b) To furnish promptly to the Representative and to counsel for the Underwriters a signed copy of each of the Registration Statements as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

              (c) To deliver promptly to the Representative in New York City such number of the following documents as the Representative shall reasonably request: (i) conformed copies of the Registration Statements as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement, the Indenture, the Declaration, the Guarantee Agreement and the computation of the ratio of earnings to fixed charges,(ii) each Preliminary Prospectus, the Prospectus (not later than 10:00 A.M., New York City time, of the day following the execution and delivery of this Agreement) and any amended or supplemented Prospectus (not later than 10:00 A.M., New York City time, on the day following the date of such amendment or supplement) and (iii) any document incorporated by reference in the Prospectus (excluding exhibits thereto); and, if the delivery of a prospectus is required at any time after the Effective Time of the

         Primary Registration Statement in connection with the offering or sale of the Capital Securities (or any other securities relating thereto) and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Representative and, upon its request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representative may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

              (d) To file promptly with the Commission any amendment to the Registration Statements or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company, the Trust or the Representative, be required by the Securities Act or requested by the Commission;

              (e) Prior to filing with the Commission either of the Registration Statements or supplement to the Prospectus, any document incorporated by reference in the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Representative and counsel for the Underwriters and obtain the consent of the Representative to the filing;

              (f) As soon as practicable after the Effective Date of the Primary Registration Statement, to make generally available to the Company's security holders and to deliver to the Representative an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule
         158);

              (g) For a period of five years following the Effective Date of the Primary Registration Statement, to furnish to the Representative copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange or automatic quotation system upon which the Company's common stock may be listed or quoted pursuant to requirements of or agreements with such exchange or system or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

              (h) Promptly from time to time to take such action as the Representative may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Representative may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities;

              (i) For a period of 30 days from the date of the Prospectus, not to, directly or indirectly, offer for sale, sell or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition or purchase by any person at any time in the future of) (i) any trust certificate or other securities of the Trust other than the sale of the Common Securities to the Company and the sale of the Capital Securities to the Underwriters, as contemplated by the Prospectus, (ii) any securities that are substantially similar to the Securities, or
         (iii) any securities that are convertible into, or exchangeable or exercisable for, any of the foregoing, without, in any such case, the prior written consent of the Representative; and

              (j) To apply the net proceeds from the sale of the Securities as set forth in the Prospectus.

         6. EXPENSES. The Company and the Trust agree to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Securities and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statements and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statements as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus or any document incorporated by reference therein, all as provided in this Agreement; (d) the costs of reproducing and distributing this Agreement; (e) the costs of distributing the terms of agreement relating to the organization of the underwriting syndicate and selling group to the members thereof by mail, telex or other means of communication; (f) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in Section 5(h) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); (g) any fees charged by securities rating services for rating the Securities; and (h) all other costs and expenses incident to the performance of the obligations of the Company and the Trust under this Agreement; PROVIDED that, except as provided in this Section 6 and in Section 11, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Securities which they may sell and the expenses of advertising any offering of the Capital Securities made by the Underwriters.

         7. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties of the Company and the Trust contained herein, to the performance by the Company and the Trust of their respective obligations hereunder, and to each of the following additional terms and conditions:

              (a) The Rule 462(b) Registration Statement, if any, and the Prospectus shall have been timely filed with the Commission in accordance with Section 5(a);

         no stop order suspending the effectiveness of either of the Registration Statements or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in either of the Registration Statements or the Prospectus or otherwise shall have been complied with.

              (b) No Underwriter shall have discovered and disclosed to the Company on or prior to the Closing Date that either of the Registration Statements or the Prospectus or any amendment or supplement thereto contains any untrue statement of a fact which, in the opinion of Simpson Thacher & Bartlett, counsel for the Underwriters, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

              (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Indenture, the Declaration, the Guarantee Agreement, the Securities and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby, shall be satisfactory in all respects to counsel for the Underwriters, and the Company and the Trust shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

              (d) Foster Pepper & Shefelman PLLC shall have furnished to the Representative its written opinion, as counsel to the Company, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Representative, to the effect that:

                   (i) The Company and each of its Significant Subsidiaries have been duly incorporated and are validly existing as corporations or depository institutions in good standing under the laws of their respective jurisdictions of incorporation; are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification other than where such failures would not, either individually or in the aggregate, have a material adverse effect on the business, financial condition, operating results or prospects of the Company and its subsidiaries taken as a whole, and have all power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged;

                   (ii) The Company has an authorized capitalization as set
              forth in the Prospectus; and all of the issued shares of capital stock of each Significant Subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares) are owned of record and, to the best of such counsel's knowledge, beneficially by the Company, either directly or indirectly, free and clear of all liens, encumbrances, equities or claims.

                   (iii) The Indenture has been duly authorized, executed
              and delivered by the Company and (assuming due authorization, execution and delivery thereof by the Indenture Trustee) constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Junior Subordinated Debentures have been duly authorized, executed, issued and delivered by the Company as contemplated in the Indenture and (assuming due authentication by the Indenture Trustee) constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                   (iv) The Declaration has been duly authorized, executed and delivered by the Company.

                   (v) The Guarantee Agreement has been duly authorized,
              executed and delivered by the Company and, assuming due authorization, execution and delivery by the Guarantee
              Trustee, constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                   (vi) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or of which any property or asset of the Company or any of its subsidiaries is the subject which could reasonably be expected to have a material adverse effect on the financial condition, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole;

                   (vii) To the best of such counsel's knowledge neither the
              Company, any of its Significant Subsidiaries nor Washington Mutual Bank fsb is a party to any written agreement or memorandum of understanding with, or a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or is a recipient of any extraordinary supervisory letter from, or has adopted any board resolutions at the request of, any Bank Regulatory Authority which restricts materially the conduct of its business, or in any manner relates to its capital adequacy, its credit policies or its management, nor have any of them been advised by any Bank Regulatory Authority that it is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, decree, agreement, memorandum of understanding, extraordinary supervisory letter, commitment letter or similar submission, or any such board resolutions.

                   (viii) The Primary Registration Statement was declared
              effective under the Securities Act and the Indenture and the Guarantee were qualified under the Trust Indenture Act as of the date and time specified in such opinion, the Rule 462(b) Registration Statement, if any, was filed with the Commission on the date specified therein, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein and no stop order suspending the effectiveness of either of the Registration Statements has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

                   (ix) The Registration Statements, as of their respective
              Effective Dates, and the Prospectus, as of its date, and any further amendments or supplements thereto, as of their respective dates, made by the Company or the Trust prior to the Closing Date (other than the financial statements and other financial and statistical data contained therein, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations; the documents incorporated by reference in the Prospectus and any further amendment or supplement to any such incorporated document made by the Company or the Trust prior to the Closing Date (other than the financial statements and other financial and statistical data contained therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and the Indenture and the Guarantee conform in all material respects to the requirements of the Trust Indenture Act and the applicable rules and regulations thereunder.

                   (x) The statements contained in the Prospectus under the
              caption "CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES" are accurate in all material respects and constitute a fair summary of the matters set forth therein;

                   (xi) To the best of such counsel's knowledge, there are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statements by the Securities Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statements or incorporated therein by reference as permitted by the Rules and Regulations.

                   (xii) This Agreement has been duly authorized, executed
              and delivered by the Company.

                   (xiii) The execution, delivery and performance of this
              Agreement, the Indenture, the Junior Subordinated Debentures, the Declaration and the Guarantee Agreement by the Company and the Trust, as applicable, and the consummation of the transactions contemplated hereby and thereby, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its Significant Subsidiaries or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its Significant Subsidiaries or any of their properties or assets; and, except for the registration of the Securities under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Capital Securities by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement the Declaration, the Guarantee Agreement, the Indenture or the Junior Subordinated Securities by the Company or the consummation by the Company of the transactions contemplated herein and therein.

                   (xiv) The statements made in the Prospectus under the
              captions "Description of Capital Securities", "Description of Junior Subordinated Debentures", "The Trust", "Description of Guarantee" and "Relationship Among the Capital Securities, the Junior Subordinated Debentures and the Guarantee", insofar as such statements purport to constitute summaries of the terms of the Capital Securities, the Junior Subordinated Debentures and the Guarantee Agreement, constitute accurate summaries of the terms of such instruments in all material respects.

                   (xv) To the best of such counsel's knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statements.

                   (xvi) Neither the Company nor the Trust is required to
              register as an investment company under the Investment Company Act as a result of the consummation of the transactions contemplated by this Agreement, the Declaration, the Indenture, the Junior Subordinated Debentures or the Guarantee Agreement.

         In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the State of Washington and the General Corporation Law of Delaware. Such counsel shall also have furnished to the Representative a written statement, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Representative, to the effect that (x) such counsel has acted as counsel to the Company on a regular basis (although the Company is also represented by its General Counsel and with respect to certain other matters, by other outside counsel), has acted as counsel to the Company in connection with previous financing transactions and has acted as counsel to the Company in connection with the preparation of the Registration Statements, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead it to believe that the Registration Statements, as of their respective Effective Dates, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, except that no view need be expressed as to the financial statements and other financial and statistical data included in the Registration Statements or the Prospectus.

              (e) With respect to the letter of Deloitte & Touche LLP and Price Waterhouse LLP delivered to the Representative concurrently with the execution of this Agreement (the "initial letter"), the Company shall have furnished to the Representative letters (the "bring-down letters") of each of such accountants, addressed to the Underwriters and dated the Closing Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

              (f) Morris, Nichols, Arsht & Tunnell shall have furnished to the Representative its written opinion, as special Delaware counsel to the Company and the Trust, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Representative, to the effect that:


                   (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act and, under the Declaration and the Delaware Business Trust Act, has the business trust power and authority to own property and to conduct its business, all as described in the Prospectus, and to enter into and perform its obligations under each of this Agreement, the Capital Securities, the Common Securities and the Declaration.

                   (ii) The Common Securities have been duly authorized for
              issuance by the Declaration, and, when issued and delivered by the Trust to the Company as described in the Prospectus and the Declaration, will be validly issued undivided beneficial interests in the assets of the Trust; under the Declaration and the Delaware Business Trust Act, the issuance of the Common Securities is not subject to preemptive or other similar rights.

                   (iii) The Capital Securities have been duly authorized for issuance by the Declaration and, when issued and delivered as set forth in this Agreement and the Declaration, will be validly issued and (subject to the qualifications set forth herein) fully paid and non-assessable undivided beneficial interests in the assets of the Trust, will be entitled to the benefits of the Declaration, and the holders of the Capital Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided that such counsel may note that the holders of Capital Securities will be subject to the withholding provisions of Section 10.4 of the Declaration and may be required to make payment or provide indemnity or security as set forth in the Declaration.

                   (iv) Under the Declaration and the Delaware Business Trust
              Act, all necessary trust action has been taken on the part of the Trust to duly authorize the execution and delivery of this Agreement by the Trust.

                   (v) Assuming the Declaration has been duly authorized,
              executed and delivered by the Company and the Trustees, the Declaration constitutes a valid and binding obligation of the Company and the Trustees, and is enforceable against the Company and the Trustees in accordance with its terms, except to the extent that enforcement thereof may be limited by (A) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally,
              (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

                   (vi) The execution, delivery and performance by the Trust
              of this Agreement and the consummation by the Trust of the transactions contemplated by this Agreement will not violate
              (i) any of the provisions of the Certificate of Trust or the Declaration or (ii) any applicable Delaware law or
              administrative regulation. After due inquiry on May   , 1997,
              limited to, and solely to the extent disclosed thereupon, court dockets for active cases of the Court of Chancery of the State of Delaware in and for New Castle County, Delaware, of the Superior Court of the State of Delaware in and for New Castle County, Delaware, and of the United States District Court sitting in the State of Delaware, such counsel is not aware of any legal or governmental proceeding pending against the Trust.

                   (vii) Assuming that the Trust derives no income from or
              connected with services provided within the State of Delaware and has no assets, activities (other than having a Delaware Trustee as required by the Delaware Business Trust Act and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Delaware court or Delaware governmental authority or Delaware agency (other than as may be required under the securities or blue sky laws of the State of Delaware, as to which such counsel need express no opinion) is necessary or required solely in connection with the due authorization, execution and delivery of this Agreement by the Trust or for the offering, issuance, sale or delivery of the Securities by the Trust in accordance with the Declaration and the Prospectus.

              (g) The Company shall have furnished to the Representative a certificate, dated the Closing Date, of its Chairman of the Board, its President or a Vice President and its chief financial officer stating that:

                   (i) The representations, warranties and agreements of the Company and the Trust in Section 1 are true and correct as of the Closing Date; the Company and the Trust have complied with all their agreements contained herein; and the conditions set forth in Section 7 have been fulfilled;

                   (ii) (A)  Neither the Company nor any of its Significant
              Subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus and (B) since such date there has not been any material change in the capital stock or long-term debt of the Company or any of its Significant Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and

                   (iii) They have carefully examined the Registration Statements and the Prospectus and, in their opinion (A) the Registration Statements, as of their respective Effective Dates, and the Prospectus, as of each of the Effective Dates, did not include any untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date of the Primary Registration Statement, no event has occurred which should have been set forth in a supplement or amendment to either of the Registration Statements or the Prospectus.

              (h)(i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus and (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its Significant Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus.

              (i) Subsequent to the execution and delivery of this Agreement
         (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock.

              (j) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following:(i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction,(ii) a banking moratorium shall have been declared by Federal or state authorities,(iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Securities on the terms and in the manner contemplated in the Prospectus.

         All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to counsel for the Underwriters.

         8.   INDEMNIFICATION AND CONTRIBUTION.

         (a) The Company and the Trust, jointly and severally, shall indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Securities), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,(i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, either of the Registration Statements or the Prospectus, or in any amendment or supplement thereto, or (B) in any blue sky application or other document prepared or executed by the Company or the Trust (or based upon any written information furnished by the Company or the Trust) specifically for the purpose of qualifying any or all of the Securities under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), or (ii) the omission or alleged omission to state in any Preliminary Prospectus, either of the Registration Statements or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter and each such officer, employee and controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; PROVIDED, HOWEVER, that the Company and the Trust shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statements or the Prospectus, or in any such amendment or supplement, or in any Blue Sky Application in reliance upon and in conformity with the written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein and described in Section 8(e). The foregoing indemnity agreement is in addition to any liability which the Company or the Trust may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

         (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company and the Trust, their officers and employees, each of their directors and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or the Trust or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,(i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, either of the Registration Statements or the Prospectus, or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in any Preliminary Prospectus, either of the Registration Statements or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information furnished to the Company and the Trust through the Representative by or on behalf of that Underwriter specifically for inclusion therein and described in Section 8(e), and shall reimburse the Company and the Trust and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or the Trust or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred.
The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company and the Trust or any such director, officer or controlling person.

         (c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; PROVIDED, HOWEVER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, PROVIDED FURTHER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; PROVIDED, HOWEVER, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties, which firm shall be designated in writing by the Representative, if the indemnified parties under this Section 8 consist of any Underwriter or any of their respective officers, employees or controlling persons, or by the Company, if the indemnified parties under this Section consist of the Company or the Trust or any of the Company's or the Trust's directors, officers, employees or controlling persons. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss of liability by reason of such settlement or judgment.

         (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof,(i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Trust on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Trust on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Trust on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by the Company and the Trust, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the shares of the Securities purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the shares of the Securities under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the Trust or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. For purposes of the preceding two sentences, the net proceeds deemed to be received by the Company shall be deemed to be also for the benefit of the Trust and information supplied by the Company shall also be deemed to have been supplied by the Trust. The Company and the Trust and the Underwriters agree that it would not be just and equitable if contributions pursuant to this
Section 8(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

         (e) The Underwriters severally confirm that the statements with respect to the public offering of the Securities set forth on the cover page of, and under the caption "Underwriting" in, the Prospectus are correct and constitute the only information furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statements and the Prospectus.

         9.   DEFAULTING UNDERWRITERS.

         If, on the Closing Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Capital Securities which the defaulting Underwriter agreed but failed to purchase on the Closing Date in the respective proportions which the Capital Securities set opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total Capital Securities set opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; PROVIDED, HOWEVER, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Capital Securities on the Closing Date if the total Capital Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total Capital Securities to be purchased on the Closing Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the Capital Securities which it agreed to purchase on the Closing Date pursuant to the terms of Section 2. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representative who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Capital Securities to be purchased on the Closing Date. If the remaining Underwriters or other underwriters satisfactory to the Representative do not elect to purchase the Capital Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on the Closing Date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company and the Trust, except that the Company and the Trust will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and 11. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto who, pursuant to this Section 9, purchases the Capital Securities which a defaulting Underwriter agreed but failed to purchase.
         Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or the Trust for damages caused by its default. If other underwriters are obligated or agree to purchase the Capital Securities of a defaulting or withdrawing Underwriter, either the Representative, the Company or the Trust may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statements, the Prospectus or in any other document or arrangement.

         10. TERMINATION. The obligations of the Underwriters hereunder may be terminated by the Representative by notice given to and received by the Company and the Trust prior to delivery of and payment for the Capital Securities if, prior to that time, any of the events described in Sections 7(h), 7(i) or 7(j) shall have occurred or if the Underwriters shall decline to purchase the Capital Securities for any reason permitted under this Agreement.

         11. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If (a) the Company or the Trust shall fail to tender the Securities for delivery to the Underwriters for any reason permitted under this Agreement, or (b) the Underwriters shall decline to purchase the Capital Securities for any reason permitted under this Agreement (including the termination of this Agreement pursuant to Section 10) the Company and the Trust shall reimburse the Underwriters for the fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of the Capital Securities, and upon demand the Company and the Trust shall pay the full amount thereof to the Representative. If this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Underwriters, neither the Company nor the Trust shall be obligated to reimburse any defaulting Underwriter on account of those expenses.

         12. NOTICES, ETC. All statements, requests, notices and agreements hereunder shall be in writing, and:

              (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: Syndicate Department (Fax: 212-528-8822);

              (b) if to the Company or to the Trust, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Primary Registration Statement, Attention:
         Marc R. Kittner (Fax:  206-554-2790);

PROVIDED, HOWEVER, that any notice to an Underwriter pursuant to Section 8(c) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representative, which address will be supplied to any other party hereto by the Representative upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company and the Trust shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc.

         13. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and the Trust and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that
(A) the representations, warranties, indemnities and agreements of the Company and the Trust contained in this Agreement shall also be deemed to be for the benefit of the officers and employees of each Underwriter and the person or persons, if any, who control each Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of directors, officers and employees of the Company and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

         14. SURVIVAL. The respective indemnities, representations, warranties and agreements of the Company and the Trust and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

         15. DEFINITION OF THE TERMS "BUSINESS DAY" AND "SUBSIDIARY". For purposes of this Agreement,(a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

         16. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK.

         17. COUNTERPARTS. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

         18. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

         If the foregoing correctly sets forth the agreement among the Company and the Trust and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                                      Very truly yours,

                                      WASHINGTON MUTUAL, INC.

                                      By
                                          ----------------------------------
                                          Name:
                                          Title:


                                      WASHINGTON MUTUAL CAPITAL I

                                      By
                                          ----------------------------------
                                          Name:
                                          Title:




Accepted:

LEHMAN BROTHERS INC.

By
    ----------------------------------
    AUTHORIZED REPRESENTATIVE

For itself and as Representative
of the several Underwriters named
in Schedule 1 hereto

                                      SCHEDULE 1


                                                                       Number of
    Underwriters                                                        Shares
    ------------                                                      ---------

    Lehman Brothers Inc. . . . . . . . . . . . . .



                                                                       ---------

         Total . . . . . . . . . . . . . . . . . . . . . . .           ---------
                                                                       ---------